Exhibit 99.2

AGREEMENT AND RELEASE

1.	This Agreement and Release (“Agreement”) is given by James J. Ensell to Virage Logic Corporation (the “Company”), and its parents, subsidiaries, affiliated and related companies, and their respective shareholders, officers, directors, employees, agents, representatives, attorneys, predecessors, successors and assigns (collectively referred to herein as the “Releasees”).

2.	I understand and agree that my last day of employment will be January 4, 2007 (the “Termination Date”), and that my employment is terminating on that date. In consideration the Company will provide for:

a.	On the Effective Date (as defined below), the Company will pay a lump sum severance in the amount of $107,499.48. This is based on six months of pay at my final base salary.

b.	To the extent provided by the federal “COBRA” and similar California employer health care continuation laws, I may elect to continue for 18 months such group health insurance coverage as is in place on Termination Date. If I timely elect continued health care coverage under COBRA, the Company will pay the premiums necessary to continue my current health care coverage for up to six months; provided, however, that this payment obligation will cease if I become eligible for comparable benefits under another employer’s medical benefit plan. After such time I understand I am responsible for the payment of any remaining health care continuation, to the extent available under applicable law. After my COBRA continuation benefits expire, I may be able to convert to an individual policy at my own expense, if I so elect and provided I comply with such rules as are applied by the insurance carriers under applicable law.

The Company’s commitments in this paragraph are collectively referred to as the “Separation Package.”

3.	I understand and agree that the Separation Package provided to me is in excess of any earned wages, accrued PTO hours, commissions, bonuses, or any other amounts due and owing to me by the Company and is good and valuable consideration in excess of and in addition to what I am already entitled to receive from the Company. I acknowledge that, I am entitled to receive no additional compensation, wages, stock, options, commissions (with the exception of sales commission earned through the Termination Date), money, benefits, or bonuses other than those described herein, and that all earned wages and accrued but unused PTO will be paid to me no later than my last day of employment.

4.	In exchange for the above, and in consideration of the Separation Package, I hereby release, acquit, and forever discharge Releasees from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, and obligations of every kind and nature, whether statutory or other, of any jurisdiction, foreign or domestic, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, arising out of or in any way related to agreements, acts or conduct occurring at any time prior to the date I sign this Agreement. I understand that this release includes, but is not limited to, all claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, and claims and demands related to salary, bonuses, commissions, severance, stock, stock options, PTO, fringe benefits or expense reimbursements, wrongful discharge, breach of contract, breach of the implied covenant of good faith and fair dealing, fraud, defamation, intentional or negligent infliction of emotional distress, invasion of privacy, and false imprisonment. I also understand that I am releasing any and all rights and claims arising from any federal, state or local laws or statutes, including but not limited to any claim for discrimination, harassment or retaliation based on sex, age, race, religion, national origin, disability or on any other basis under the California Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended (“ADEA”), the Americans With Disabilities Act, the Employee Retirement Income Security Act, the Family Medical Leave Act, the Fair Labor Standards Act, the California Labor Code, the California Family Rights Act, the Equal Pay Act, the Occupational Safety and Health Act, and the California Occupational Safety and Health Act.

5.	I specifically understand that the federal Age Discrimination in Employment Act prohibits employment discrimination based on age, and that I have the right to file a claim of age discrimination with the Equal Employment Opportunity Commission. This understanding notwithstanding, I hereby specifically release Releasees from any claims of employment discrimination based on age arising up to and including the date of the execution of this Agreement. I further acknowledge that the consideration given for the waiver and release provided in this Agreement is in addition to anything of value to which I am already entitled. I also acknowledge that I have been advised, as required by the Older Workers Benefit Protection Act, that: (a) the waiver and release does not apply to any rights or claims that may arise after the date I sign this Agreement; (b) that the Act requires that I be advised to consult with an attorney prior to executing this Agreement; (c) that I have twenty-one (21) days to consider this Agreement, which includes any proposed revisions or modifications to it; (d) that I have seven (7) days following the execution of this Agreement to revoke it; and (e) that this Agreement shall not be effective until the Effective Date. I acknowledge that I have been provided with the opportunity to consult with counsel.

6.	I understand and agree that if I choose not to use the full twenty-one (21) days the Company has provided to consider and review this Agreement, that I do so knowingly and voluntarily, and I waive any claim that I was not given the entire twenty-one (21) days or did not use the entire period of time to consider this Agreement or consult with an attorney.

7.	I will immediately withdraw any pending claims, complaints, or administrative charges I have made against Releasees and will authorize any administrative agency to dismiss those charges. I will not file or assist in the filing of any administrative charges, complaints, or claims against Releasees. In the event any charge is filed and/or is not withdrawn, I agree that I will be entitled to no monetary compensation as a result of the outcome of any such charge or related lawsuit.

8.	I understand that this release fully and finally extinguishes and discharges all claims whether known to me or not as provided by California Civil Code section 1542. This statute provides that unless I specifically agree to release claims I do not know about, they are not released by a general release. ("A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.") By this agreement, I agree to waive that right and affirm my intention to release not only claims known to me, but also those unknown to me which arose or may arise out of any matter described in paragraph 5 above, including but not limited to my employment or its termination, and I hereby do release all such known and unknown claims.

9.	I agree to return, on the Termination Date, all Company property, including but not limited to Company documents (and all copies thereof) and other Company property in your possession or control, including, but not limited to: Company files, notes, memoranda, correspondence, agreements, draft documents, notebooks, logs, drawings, records, plans, proposals, reports, forecasts, financial information, sales and marketing information, research and development information, personnel information, specifications, computer-recorded information, tangible property and equipment, credit cards, entry cards, identification badges and keys; pagers, personal computers and related equipment and any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof in whole or in part). I agree to make a diligent search to ensure that you have returned all such property, wherever it is located. I agree that the timely return of all such Company documents and other property is a condition precedent to my receipt of the severance benefits provided under this Agreement.

10.	I hereby acknowledge and agree to abide by my continuing obligations under my Employee Invention and Confidential Information Agreement, a copy of which is attached hereto as Exhibit A.

11.	I understand and agree that the provisions of this Agreement and Release will be held in strictest confidence by you and the Company and will not be publicized or disclosed in any manner whatsoever; provided, however, that: (a) you may disclose this Agreement and Release to your immediate family; (b) the parties may disclose this Agreement and Release in confidence to their respective attorneys, accountants, auditors, tax preparers, and financial advisors; (c) the Company may disclose this Agreement and Release as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; and (d) the parties may disclose this Agreement and Release insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law. By way of example, and without limitation, you agree not to disclose the terms of this Agreement and Release to any current or former Company employee.

12.	You agree not to disparage the Company and its officers, directors, employees, shareholders and agents, in any manner likely to be harmful to them or their business, business reputation or personal reputation; provided that you may respond accurately and fully to any question, inquiry or request for information when required by legal process.

13.	The Company and I agree that this Agreement does not constitute an admission of wrongdoing or liability on the part of the Company or Releasees.

14.	In the event that any provision hereof becomes or is declared to be illegal, unenforceable or void, this Agreement shall continue in full force and effect and the offending provision shall be modified only to the extent necessary to render it enforceable.

15.	This Agreement and the Confidential Information and Invention Assignment Agreement contain the entire agreement between the parties with respect to the matters referenced herein. Any modification must be in writing and signed by an Officer of the Company and me.

16.	This Agreement shall not become enforceable or effective until seven (7) calendar days following my execution of the Agreement (the “Effective Date”). If I choose to revoke this Agreement, I must ensure the revocation is delivered to the attention of Richard Butts, Vice President, Human Resources, at Virage Logic Corporation, 47100 Bayside Parkway, Fremont, CA 94538, no later than midnight on the seventh day following execution. If I do revoke this Agreement, I understand and agree that I am not entitled to receive the Separation Package set forth above.

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I declare that I have read and understood this Agreement and realize that it deals with my legal rights. I understand that I may consult with an attorney. I have been given adequate opportunity to review this Agreement. I acknowledge that I am signing this Agreement knowingly, willingly and voluntarily in exchange for the Separation Package described herein.

/s/ James J. Ensell
James J. Ensell

Date: January 4, 2007

Exhibit A - EMPLOYEE INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT

EXHIBIT A

EMPLOYEE INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT

VIRAGE LOGIC CORPORATION

47100 Bayside Parkway | Fremont CA 94538

Tel: 510 360-8000 | Fax: 510 360-8099

EMPLOYEE INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT

In partial consideration and as a condition of my employment or continued employment with Virage Logic Corporation, a Delaware corporation (which together with any parent, subsidiary, affiliate, or successor is hereinafter referred to as the “Company”), and effective as of the date that my employment with the Company first commenced, I hereby agree as follows:

1. Noncompetition. During my employment with the Company, I will perform for the Company such duties as it may designate from time to time and will devote my full time and best efforts to the business of the Company and will not, without the prior written approval of (i) an officer of the Company if I am not an executive officer of the Company or (ii) the Board of Directors of the Company if I am an executive officer of the Company, (a) engage in any other professional employment or consulting, or (b) directly or indirectly participate in or assist any business which is a current or potential supplier, customer, or competitor of the Company.

2. Nonsolicitation. During the term of my employment by the Company, and for twelve months thereafter, I shall not directly or indirectly, without the prior written consent of the Company, solicit, recruit, encourage or induce any employees, directors, consultants, contractors or subcontractors of the Company to leave the employ of the Company, either on my own behalf or on behalf of any other person or entity.

3. Confidentiality Obligation. I will hold all Company Confidential Information in confidence and will not disclose, use, copy, publish, summarize, or remove from the premises of the Company any Confidential Information, except (a) as necessary to carry out my assigned responsibilities as a Company employee, and (b) after termination of my employment, only as specifically authorized in writing by an officer of the Company. “Confidential Information” is all information related to any aspect of the business of the Company which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company, whether of a technical nature or otherwise. Confidential Information includes inventions, disclosures, processes, systems, methods, formulae, devices, patents, patent applications, trademarks, intellectual properties, instruments, materials, products, patterns, compilations, programs, techniques, sequences, designs, research or development activities and plans, specifications, computer programs, source codes, mask works, costs of production, prices or other financial data, volume of sales, promotional methods, marketing plans, lists of names or classes of customers or personnel, lists of suppliers, business plans, business opportunities, or financial statements.

4. Information of Others. I will safeguard and keep confidential the proprietary information of customers, vendors, consultants, and other parties with which the Company does business to the same extent as if it were Company Confidential Information. I will not, during my employment with the Company or otherwise, use or disclose to the Company any confidential, trade secret, or other proprietary information or material of any previous employer or other person, and I will not bring onto the Company’s premises any unpublished document or any other property belonging to any former employer without the written consent of that former employer.

5. Company Property. All papers, records, data, notes, drawings, files, documents, samples, devices, products, equipment, and other materials, including copies and in whatever form, relating to the business of the Company that I possess or create as a result of my Company employment, whether or not confidential, are the sole and exclusive property of the Company. In the event of the termination of my employment, I will promptly deliver all such materials to the Company and will sign and deliver to the Company the “Termination Certificate” attached hereto as Exhibit A.

6. Ownership of Inventions. All inventions, ideas, designs, circuits, schematics, formulas, algorithms, trade secrets, works of authorship, mask works, developments, processes, techniques, improvements, and related know-how which result from work performed by me, alone or with others, on behalf of the Company or from access to the Company Confidential Information or property whether or not patentable, copyrightable, or qualified for mask work protection (collectively “Inventions”) shall be the property of the Company, and, to the extent permitted by law, shall be “works made for hire.” I hereby assign and agree to assign to the Company or its designee, without further consideration, my entire right, title, and interest in and to all Inventions, other than those described in Paragraph 7 of this Agreement, including all rights to obtain, register, perfect, and enforce patents, copyrights, mask work rights, and other intellectual property protection for Inventions. I will disclose promptly and in writing to the individual designated by the Company or to my immediate supervisor all Inventions which I have made or reduced to practice. During my employment and for four years after, I will assist the Company (at its expense) to obtain and enforce patents, copyrights, mask work rights, and other forms of intellectual property protection on Inventions.

7. Excluded Inventions. Attached hereto as Exhibit B is a list of all inventions, improvements, and original works of authorship which I desire to exclude from this Agreement, each of which has been made or reduced to practice by me prior to my employment by the Company. I understand that this Agreement requires disclosure, but not assignment, of any invention that qualifies under Section 2870 of the California Labor Code, a copy of which is attached hereto as Exhibit C.

8. Patent Applications. If the Company files an original United States patent application covering any invention of which I am a named inventor, I will receive an inventor’s award commensurate with the company U.S. Patent Award Program.

9. Prior Contracts. I represent that there are no other contracts to assign inventions that are now in existence between any other person or entity and me. I further represent that I have no other employments, consultancies, or undertakings which would restrict and impair my performance of this Agreement.

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10. Agreements with the United States Government and Other Third Parties. I acknowledge that the Company from time to time may have agreements with other persons or with the United States Government or agencies thereof which impose obligations or restrictions on the Company regarding Inventions made during the course of work under such agreements or regarding the confidential nature of such work. I agree to be bound by all such obligations or restrictions and to take all action necessary to discharge the obligations of the Company thereunder.

11. No Employment Agreement. I agree that unless specifically provided in another writing signed by me and an officer of the Company, my employment by the Company is not for a definite period of time. Rather, my employment relationship with the Company is one of employment at will and my continued employment is not obligatory by either myself or the Company.

12. Miscellaneous.

12.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

12.2 Enforcement. If any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement, shall be deemed valid, and enforceable to the full extent possible.

12.3 Injunctive Relief; Consent to Jurisdiction. I acknowledge and agree that damages will not be an adequate remedy in the event of a breach of any of my obligations under this Agreement. I therefore agree that the Company shall be entitled (without limitation of any other rights or remedies otherwise available to the Company and without the necessity of posting a bond) to obtain an injunction from any court of competent jurisdiction prohibiting the continuance or recurrence of any breach of this Agreement. I hereby submit myself to the jurisdiction and venue of the courts of the State of California for purposes of any such action. I further agree that service upon me in any such action or proceeding may be made by first class mail, certified or registered, to my address as last appearing on the records of the Company.

12.4 Arbitration. I further agree that the Company, at its option, may elect to submit any dispute or controversy arising out of or related to this Agreement for final settlement by arbitration conducted in Alameda County, California in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators shall be specifically enforceable and may be entered in any court having jurisdiction thereof.

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12.5 Attorneys’ Fees. If any party seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non prevailing party shall pay all costs and expenses of the prevailing party.

12.6 Waiver. The waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.

12.7 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the successors, executors, administrators, heirs, representatives, and assigns of the parties.

12.8 Headings. The Section headings herein are intended for reference and shall not by themselves determine the construction or interpretation of this Agreement.

12.9 Entire Agreement; Modifications. This Employee Invention and Confidential Information Agreement contains the entire agreement between the Company and the undersigned employee concerning the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements, whether oral or written, respecting that subject matter. All modifications to this Agreement must be in writing and signed by the party against whom enforcement of such modification is sought.

[Signature Page Follows]

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IN WITNESS WHEREOF, I have executed this Employee Invention and Confidential Information Agreement as of the      day of                     , 200_.

Employee Signature

Type/Print Employee’s Name

Address:

Fax Number:

E-mail:

RECEIPT ACKNOWLEDGED:

VIRAGE LOGIC CORPORATION

By:

Title:

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EXHIBIT A

TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, nor have I failed to return, any papers, records, data, notes, drawings, files, documents, samples, devices, products, equipment, designs, computer programs, and other materials, including reproductions of any of the aforementioned items, belonging to Virage Logic Corporation, its subsidiaries, affiliates, successors, or assigns (together, the “Company”).

I further certify that I have complied with all the terms of the Company’s Employee Invention and Confidential Information Agreement signed by me, including the reporting of any Inventions (as defined therein) conceived or made by me (solely or jointly with others) covered by that agreement.

I further agree that, in compliance with the Employee Invention and Confidential Information Agreement, I will hold in confidence and will not disclose, use, copy, publish, or summarize any Confidential Information (as defined in the Employee Invention and Confidential Information Agreement) of the Company or of any of its customers, vendors, consultants, and other parties with which it does business.

Date:

Employee’s Signature

Type/Print Employee’s Name

EXHIBIT B

EXCLUDED INVENTIONS, IMPROVEMENTS, AND ORIGINAL WORKS OF

AUTHORSHIP

(please mark N/A and initial if not applicable)

Title	Date	Identifying Number Or Brief Description

EXHIBIT C

California Labor Code

§ 2870. Application of provision providing that employee shall assign or offer to assign rights in invention to employer.

(a)	Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1)	Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer.

(2)	Result from any work performed by the employee for the employer.

(b)	To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

Added Stats 1979 ch 1001 § 1; Amended Stats 1986 ch 346 § 1.